UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2017

Freedom Leaf Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-55687	46-2093679
(Commission File Number)	(IRS Employer Identification No.)

3571 E. Sunset Road, Suite 420 Las Vegas, NV	89120
(Address of Principal Executive Offices)	(Zip Code)

(877) 442-0411

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2017, Paul Pelosi Jr. was appointed as Chairman of the Board of Directors of Freedom Leaf Inc. (the “Company”).

Mr. Pelosi, age 48, has many years’ experience advising emerging companies in the areas of corporate governance, business development, sustainability and public policy. Since December of 2015, Mr. Pelosi has been the Executive Director of the Corporate Governance Initiative, an organization committed to assisting organizations to adhere to a system of guidelines, practices, and procedures by which a company is directed, and since February of 2015, Mr. Pelosi has been a Senior Representative of National Strategies, LLC, state and local government consulting firm that assists organizations to generate revenue and growth, solve problems and create opportunities. Since 2002, Mr. Pelosi has been a Real Estate Broker of Sinclair, a real estate brokerage firm in the San Francisco Bay Area, and prior to 2011, Mr. Pelosi enjoyed a varied career working with or for a number of financial institutions, public and private corporations, and government commissions. Mr. Pelosi graduated Cum Laude from Georgetown University with a Bachelor of Arts in History in 1991, and a JD/MBA with an emphasis in International Business in 1995. In 1991, Mr. Pelosi was a Gillette All Star Athlete in Track, and he received the Georgetown International Human Rights Award in 1994. Mr. Pelosi is currently a director of Targeted Medical Pharma, Inc. (symbol “TRGM”).

In consideration of Mr. Pelosi’s appointment as a director and as Chairman of the Board, and for his services as such through October 31, 2018, the Company has agreed to issue Mr. Pelosi (i) 1,666,667 shares of the Company’s common stock, and (ii) options to purchase 1,250,000 shares of the Company’s common stock at $0.04/share, exercisable for 18 months. There is no written agreement regarding Mr. Pelosi’s appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM LEAF INC.

By: /s/ Clifford J. Perry
Clifford J. Perry
Chief Executive Officer & Director

Date: October 30, 2017